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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 25, 1996 (March 5, 1996)
                                                 _____________________________

                             NEW PLAN REALTY TRUST
_______________________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)

       Massachusetts              0-7532               13-1995781
_______________________________________________________________________________
(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)         File Number)        Identification No.)

   1120 Avenue of the Americas, New York, New York  10036
_______________________________________________________________________________
      (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code (212) 869-3000
                                                           _____________


         (Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________________________________


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Item 5.  Other Events.

     New Plan Realty Trust, a Massachusetts business trust (the "Company") previously filed a Registration Statement on Form S-3 (No. 33-61383) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on September 13, 1995. The Company may issue notes from time to time under the Senior Securities Indenture by and between the Company and State Street Bank and Trust Company (as successor to The First National Bank of Boston), as trustee, dated March 29, 1995, as amended, supplemented or modified from time to time (the "Indenture"), which Indenture was filed as
Exhibit 4.2 to the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          1.   Statement of Eligibility of Senior Securities Trustee on Form T-
1.


                                  SIGNATURES
                                  __________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 1996
                                   NEW PLAN REALTY TRUST


                                   By: /s/ Michael I. Brown
                                       _______________________
                                       Michael I. Brown
                                       Chief Financial Officer
                                        and Controller